NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund	NVIT J.P. Morgan Innovators Fund
NVIT BlackRock Equity Dividend Fund	NVIT J.P. Morgan Large Cap Growth Fund
NVIT BNY Mellon Dynamic U.S. Core Fund	NVIT J.P. Morgan U.S. Equity Fund
NVIT BNY Mellon Dynamic U.S. Equity Income	NVIT J.P. Morgan US Technology Leaders Fund
Fund	NVIT Jacobs Levy Large Cap Core Fund
NVIT Bond Index Fund	NVIT Jacobs Levy Large Cap Growth Fund
NVIT DoubleLine Total Return Tactical Fund	NVIT Loomis Core Bond Fund
NVIT Fidelity Institutional AM® Emerging Markets	NVIT Loomis Short Term Bond Fund
Fund	NVIT Loomis Short Term High Yield Fund
NVIT Fidelity Institutional AM® Worldwide Fund	NVIT Mid Cap Index Fund
NVIT GQG US Quality Equity Fund (formerly, NVIT	NVIT Multi-Manager Small Company Fund
Calvert Equity Fund)	NVIT Nasdaq-100 Index Fund
NVIT Government Bond Fund	NVIT Putnam International Value Fund
NVIT Government Money Market Fund	NVIT Real Estate Fund
NVIT International Equity Fund	NVIT S&P 500 Index Fund
NVIT International Index Fund	NVIT Small Cap Index Fund
NVIT Invesco Small Cap Growth Fund	NVIT Small Cap Value Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund	(formerly, NVIT Multi-Manager Small Cap Value
NVIT J.P. Morgan Equity and Options Total Return	Fund)
Fund (formerly, NVIT AQR Large Cap Defensive	NVIT Strategic Income Fund (formerly, NVIT
Style Fund)	Amundi Multi Sector Bond Fund)
NVIT J.P. Morgan Inflation Managed Fund	NVIT Victory Mid Cap Value Fund

Supplement dated September 3, 2026
to the Statement of Additional Information (“SAI”) dated April 30, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Fidelity Institutional AM® Worldwide Fund (the “Fund”)

1.
Effective immediately, the SAI is amended as follows:

a.
All references to, and information regarding, Andrew A. Sergeant are deleted in their entirety.

b.
The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of June 30, 2026)
FIAM LLC
Bill Kennedy, CFA	NVIT Fidelity Institutional AM® Worldwide Fund	None

c.
The following replaces the information relating to FIAM LLC under subsection “Description of Compensation Structure” under the heading “Appendix C – Portfolio Managers”:

FIAM LLC (“FIAM”)

As of September 1st, 2026, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of portfolio manager compensation may be deferred based on criteria established by FMR LLC, FIAM’s ultimate parent company, or at the election of the portfolio manager, as applicable.

Fund Name	Portfolio Manager	Role(s)	Compensated on Fund	Benchmark Index(s)	Sub- Portfolio Benchmark Index(s)	Peer Group(s)	Sub-Portfolio Peer Group(s)
NVIT Fidelity Institutional AM® Worldwide Fund	William Kennedy	Co-Portfolio Manager	Yes	MSCI World (Net MA)	N/A	Morningstar® Global Large Stock Blend Category	N/A
NVIT Fidelity Institutional AM® Worldwide Fund	Stephen DuFour	Co-Portfolio Manager	Yes	MSCI World (Net MA)	N/A	Morningstar® Global Large Stock Blend Category	N/A
NVIT Fidelity Institutional AM® Emerging Markets Fund	Sam Polyak	Portfolio Manager	Yes	MSCI Emerging Markets (Net MA)	N/A	Morningstar® Diversified Emerging Markets Category	N/A

Base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The bonus includes both objective and subjective components that may be weighted differently on a case by case basis. The components of the bonus compensation are based on (i) the pre-tax investment performance of the fund(s), account(s), or if applicable, lead account(s), measured against a benchmark index and within a defined peer group, as applicable, assigned to each fund or account or, if applicable, lead account(s), and (ii) the investment performance of other funds and accounts in the same asset class. The pre-tax investment performance of the fund(s), account(s), or if applicable, lead account(s) is weighted according to tenure on those fund(s), account(s), or if applicable, lead account(s) and the average asset size of those fund(s), account(s), or if applicable, lead account(s) over the tenure. Each component is calculated separately over the tenure on those fund(s), account(s), or if applicable, lead account(s) over a measurement period that initially is contemporaneous with the tenure, but that eventually encompasses rolling periods of up to five years, for the comparison to benchmarks and/or peer groups. A subjective component of the bonus is based on the overall contribution to management of FIAM or its affiliates. As applicable, the portion of the bonus that is linked to the investment performance of the fund is based on the fund's or lead account's pre-tax investment performance measured against the index in the table above, and/or the fund's or lead account's pre-tax investment performance (based on the identified class) within the peer group in the table above. As applicable, another portion of the bonus is based on the pre-tax investment performance of the fund's assets the portfolio manager manages measured against the sub-portfolio benchmark index in the table above, and/or the pre-tax investment performance of the fund's assets the portfolio manager manages within the sub-portfolio peer group in the table above. Compensation is also based on equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC’s parent company, a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

d.
The subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of June 30, 2026)
FIAM LLC
Bill Kennedy, CFA	Mutual Funds: 4 accounts, $13.99 billion total assets (2 accounts, $13.21 billion total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $931 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE